File Nos. 33-12381 & 811-5047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

                            TAX-FREE FUND OF COLORADO
               (Exact Name of Registrant as Specified in Charter)

                         380 Madison Avenue, Suite 2300
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 697-6666
                         (Registrant's Telephone Number)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax-Free Fund of Colorado
               380 Madison Avenue, Suite 2300, New York, NY 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                on June 21, 2006


To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"), will be held:

Place:            (a)      Hyatt Regency Denver Tech Center
                           7800 E. Tufts Avenue
                           Denver, Colorado;

Time:             (b)      on Wednesday, June 21, 2006
                           at 10:00 a.m. Mountain Daylight Time;

Purposes:         (c)      for the following purposes:

           (i) to elect seven Trustees; each Trustee elected will hold office until the next annual meeting of the Fund's shareholders or until his or her successor is duly elected (Proposal No. 1);

          (ii) to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2006 (Proposal No.
                    2); and

         (iii)      to act upon any other matters which may
                    properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Fund's records at the close of business on March 27, 2006 (the "record date").
                           Also, the number of shares of each of the Fund's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary

May 10, 2006
Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Fund of Colorado
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Fund of Colorado (the "Fund"). The purpose of this
Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

       The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund's founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Fund's Investment Sub-Adviser (the "Sub-Adviser") is Kirkpatrick Pettis Capital Management, a Division of Davidson Fixed Income Management, 1600 Broadway, Denver, Colorado 80202.

     A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

     This Notice and Proxy Statement are first being mailed on or about May 10, 2006.

     You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:


        (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

        (2) Internet Voting

     To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

        (3) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

         Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

     The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

     On the record date, the Fund had three classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.36; Class C Shares, $10.34; and Class Y Shares, $10.38. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 20,831,832; Class C Shares, 1,209,145; and Class Y Shares, 1,362,336.

     On the record date, the following holders held 5% or more of a class of the Fund's outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

      Name and address of
     the holder of Record              Number of shares        Percent of class


Institutional 5% shareholders
Merrill Lynch Pierce Fenner
 & Smith Inc.                       214,762 Class C Shares          17.76%
FBO its Customers                   137,556 Class Y Shares          10.10%
4800 Deer Lake Drive East
Jacksonville, FL 32246

Northern Trust as Agent             560,662 Class Y Shares          41.15%
FBO Armstrong Ventures LLC
P.O. Box 92956 Chicago IL 60675

Alpine Trust & Asset
 Management                         267,482 Class Y Shares          19.63%
225 N. Fifth Street
Grand Junction, CO 81501

Haws & Co.                          105,174 Class Y Shares           7.72%
c/o Guaranty Bank & Trust
6501 E. Belleview Avenue
Suite 400
Englewood CO 80111

Additional 5% Shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, seven Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

       The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees, except for Lyle
W. Hillyard, are presently Trustees and were elected by the shareholders in March 2005. All nominees have consented to serve if elected.


Nominees(1)
                                                                        Number of
                         Positions Held                                 Portfolios in   Other Directorships
                         with                                           Fund Complex    Held by Trustee
                         Fund                                           Overseen by     (The position held is a
Name, Address(2) and     and Length of     Principal Occupation(s)      Trustee         directorship unless
Date of Birth            Service(3)        During Past 5 Years                          indicated otherwise.)
-------------            -------           -------------------                          ---------------------

Interested Trustees(4)
Diana P. Herrmann         Trustee since    Vice Chair and Chief Executive     11                   None
New York, NY              2000 and         Officer of Aquila Management
(02/25/58)                President        Corporation, Founder of the
                          since 1999       Aquilasm Group of Funds(5) and
                                           parent of Aquila Investment
                                           Management LLC, Manager, since
                                           2004, President and Chief
                                           Operating Officer since 1997, a
                                           Director since 1984, Secretary
                                           since 1986 and previously its
                                           Executive Vice President, Senior
                                           Vice President or Vice
                                           President, 1986-1997; Chief
                                           Executive Officer and Vice Chair
                                           since 2004 and President, Chief
                                           Operating Officer and Manager of
                                           the Manager since 2003; Vice
                                           Chair, President, Executive Vice
                                           President or Senior Vice
                                           President of funds in the
                                           Aquilasm Group of Funds since
                                           1986; Director of the
                                           Distributor since 1997; trustee,
                                           Reserve Money-Market Funds,
                                           1999-2000 and Reserve Private
                                           Equity Series, 1998-2000;
                                           Governor, Investment Company
                                           Institute and head of its Small
                                           Funds Committee since 2004;
                                           active in charitable and
                                           volunteer organizations.

Non-Interested
Trustees

Anne J. Mills             Chair of Board   President, Loring Consulting       4                   None
Castle Rock, CO           of Trustees      Company since 2001; Vice
(12/23/38)                since 2005 and   President for Business Affairs,
                          Trustee since    Ottawa University, 1992-2001;
                          1987             IBM Corporation, 1965-1991;
                                           Budget Review Officer, the
                                           American Baptist Churches/USA,
                                           1994-1997; director, the
                                           American Baptist Foundation;
                                           Trustee, Ottawa University; and
                                           Trustee Emerita, Brown
                                           University.

Tucker Hart Adams         Trustee since    President, The Adams Group,        2      Director, Colorado Health
Colorado Springs,         1989             Inc., an economic consulting              Facilities Authority and
CO                                         firm, since 1989; formerly Chief          Mortgage Analysis Computer
(01/11/38)                                 Economist, United Banks of                Corp.
                                           Colorado; currently or formerly
                                           active with numerous
                                           professional and community
                                           organizations.

Thomas A.                Trustee since     Vice President of Robinson,        2                   None
Christopher              2004              Hughes & Christopher, C.P.A.s,
Danville, KY                               P.S.C., since 1977; President, A
(12/19/47)                                 Good Place for Fun, Inc., a
                                           sports facility, since 1987;
                                           currently or formerly active
                                           with various professional and
                                           community organizations.

Gary C. Cornia            Trustee since    Director, Romney Institute of      4                   None
Orem, UT                  2000             Public Management, Marriott
(06/24/48)                                 School of Management, Brigham
                                           Young University, 2004 -
                                           present; Professor, Marriott
                                           School of Management, 1980 -
                                           present; Past President, the
                                           National Tax Association;
                                           Fellow, Lincoln Institute of
                                           Land Policy, 2002-2003;
                                           Associate Dean, Marriott School
                                           of Management, Brigham Young
                                           University, 1991-2000; Utah
                                           Governor's Tax Review Committee
                                           since 1993.


Lyle W. Hillyard          None             President of the law firm of       1                   None
Logan, UT                                  Hillyard, Anderson & Olsen,
(09/25/40)                                 Logan, Utah, since 1967; member
                                           of Utah Senate, 1985 to present, in
                                           the following positions: President,
                                           2000, Senate Majority Leader,
                                           1999-2000, Assistant Majority Whip,
                                           1995-1998; served as Chairman of the
                                           following Senate Committees: Tax and
                                           Revenue, Senate Judiciary Standing,
                                           Joint Executive Appropriations, and
                                           Senate Rules; also Appropriations
                                           Subcommittees for Higher Education
                                           and for Public Education.

John C. Lucking           Trustee          President, Econ-Linc, an           3      Director, Sanu Resources
Phoenix, AZ               since 2000       economic consulting firm, since
(05/20/43)                                 1995; formerly Consulting
                                           Economist, Bank One Arizona and Chief
                                           Economist, Valley National Bank;
                                           member, Arizona's Joint Legislative
                                           Budget Committee Economic Advisory
                                           Panel and the Western Blue Chip
                                           Economic Forecast Panel; Board,
                                           Northern Arizona University
                                           Foundation since 1997; member,
                                           various historical, civic and
                                           economic associations.

Other Individuals

Chairman Emeritus(6)

Lacy B. Herrmann        Founder and        Founder and Chairman of the         N/A                  N/A
New York, NY            Chairman           Board, Aquila Management
(05/12/29)              Emeritus since     Corporation, the sponsoring
                        2005, Chairman     organization and parent of the
                        of the Board       Manager or Administrator and/or
                        of Trustees,       Adviser or Sub-Adviser to each
                        1987-2005          fund of the Aquilasm Group of
                                           Funds; Chairman of the Manager or
                                           Administrator and/or Adviser or
                                           Sub-Adviser to each since 2004;
                                           Founder and Chairman Emeritus of
                                           Hawaiian Tax-Free Trust, Pacific
                                           Capital Cash Assets Trust,
                                           Pacific Capital Tax-Free Cash
                                           Assets Trust, Pacific Capital
                                           U.S. Government Securities Cash
                                           Assets Trust, Tax-Free Fund of
                                           Colorado, Churchill Tax-Free Fund
                                           of Kentucky, Narragansett Insured
                                           Tax-Free Income Fund, Tax-Free
                                           Trust of Arizona, Tax-Free Trust
                                           of Oregon, Tax-Free Fund For Utah
                                           and Aquila Rocky Mountain Equity
                                           Fund; previously Chairman and a
                                           Trustee of each fund in the
                                           Aquilasm Group of Funds since its
                                           establishment until 2004 or 2005;
                                           Director of the Distributor
                                           since 1981 and formerly Vice
                                           President or Secretary,
                                           1981-1998; Trustee Emeritus,
                                           Brown University and the Hopkins
                                           School; active in university,
                                           school and charitable
                                           organizations.

Officers

Charles E.                Executive Vice   Executive Vice President of all     N/A                N/A
Childs, III               President        funds in the Aquilasm Group of
New York, NY              since 2003       Funds and the Manager and the
(04/01/57)                                 Manager's parent since 2003;
                                           formerly Senior Vice President,
                                           corporate development, Vice
                                           President, Assistant Vice
                                           President and Associate of the
                                           Manager's parent since 1987;
                                           Senior Vice President, Vice
                                           President or Assistant Vice
                                           President of the Aquila
                                           Money-Market Funds, 1988-2003.

Stephen J. Caridi         Senior Vice      Vice President of the              N/A                 N/A
New York, NY (05/06/61)   President        Distributor since 1995; Vice
                          since 2004       President, Hawaiian Tax-Free
                                           Trust since 1998; Senior Vice
                                           President, Narragansett Insured
                                           Tax-Free Income Fund since 1998,
                                           Vice President 1996-1997; Senior
                                           Vice President, Tax-Free Fund of
                                           Colorado since 2004; Assistant
                                           Vice President, Tax-Free Fund
                                           For Utah since 1993.

Jerry G. McGrew           Senior Vice      President of the Distributor       N/A                 N/A
New York, NY (06/18/44)   President        since 1998, Registered Principal
                          since 1997       since 1993, Senior Vice
                                           President, 1997-1998 and Vice
                                           President, 1993-1997; Senior
                                           Vice President, Aquila Rocky
                                           Mountain Equity Fund and five
                                           Aquila Bond Funds since 1995;
                                           Vice President, Churchill Cash
                                           Reserves Trust, 1995-2001.

Emily T. Rae              Vice President   Vice President of Aquila Rocky     N/A                 N/A
Aurora, CO                since 2002       Mountain Equity Fund and
(03/02/74)                                 Tax-Free Fund of Colorado since
                                           2002; investment analyst, Colorado
                                           State Bank and Trust, 2001-02;
                                           financial analyst, J.P. Morgan,
                                           2000-01, senior registered associate,
                                           Kirkpatrick Pettis, 1998-2000.

Robert W. Anderson       Chief             Chief Compliance Officer of the    N/A                  N/A
New York, NY (08/23/40)  Compliance        Fund, the Manager and the
                         Officer since     Distributor since 2004,
                         2004 and          Compliance Officer of the
                         Assistant         Manager or its predecessor and
                         Secretary         current parent since 1998 and
                         since 2000        Assistant Secretary of the
                                           Aquilasm Group of Funds since
                                           2000.

Joseph P. DiMaggio        Chief            Chief Financial Officer of the     N/A                 N/A
New York, NY              Financial        Aquilasm Group of Funds since
(11/06/56)                Officer since    2003 and Treasurer since 2000.
                          2003 and
                          Treasurer
                          since 2000

Edward M. W. Hines        Secretary        Partner, Hollyer Brady Barrett &   N/A                 N/A
New York, NY              since 1987       Hines LLP, legal counsel to the
(12/16/39)                                 Fund, since 1989; Secretary of
                                           the Aquilasm Group of Funds.

John M. Herndon           Assistant        Assistant Secretary of the         N/A                 N/A
New York, NY (12/17/39)   Secretary        Aquilasm Group of Funds since
                          since            1995 1995 and Vice President of the
                                           three Aquila Money-Market Funds since
                                           1990; Vice President of the Manager
                                           or its predecessor and current parent
                                           since 1990.

Lori A. Vindigni         Assistant         Assistant Treasurer of the         N/A                 N/A
New York, NY             Treasurer since   Aquilasm Group of Funds since
(11/02/66)               2000              2000; Assistant Vice President
                                           of the Manager or its predecessor and
                                           current parent since 1998; Fund
                                           Accountant for the Aquilasm Group of
                                           Funds, 1995-1998.

(1)The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/oTax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 11 funds are called the "Aquilasm Group of Funds."

(6) The Chairman Emeritus may attend Board meetings but has no voting power.


                       Securities Holdings of the Nominees
                                (as of 12/31/05)

Name of                                                     Aggregate Dollar
Trustee                        Dollar Range of              Range of Ownership
                          Ownership in Tax-Free Fund of     in the Aquilasm
                                 Colorado (1)               Group of Funds (1)
                                 --------                   --------------
Interested Trustees


Diana P. Herrmann                     B                             E(2)


Non-interested Trustees

Anne J. Mills                         D                             D

Tucker H. Adams                       B                             B

Thomas A. Christopher                 C                             D

Gary C. Cornia                        C                             E

Lyle W. Hillyard                     B(3)                           C

John C. Lucking                       C                             E


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      As of January 9, 2006

(3)      As of April 26, 2006

         None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

         The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended December 31, 2005, the Fund paid a total of $136,144 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 11 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquilasm Group of Funds during the Fund's fiscal year. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquilasm Group of Funds.


                                    Compensation             Number of
                                    from all                 boards on
              Compensation          funds in the             which the
              from the              Aquilasm                 Trustee now
Name          Fund                  Group of Funds           serves

Anne J.
Mills             $24,850            $82,750                   4

Tucker H.
Adams             $14,900            $38,175                   2

Thomas A.
Christopher       $17,900            $42,763                   2

Gary C.
Cornia            $15,625            $75,025                   4

Lyle W.
Hillyard          $     0            $14,100                   1

John C.
Lucking           $15,400            $49,275                   3


     Class A Shares may be purchased without a sales charge by the Fund's Trustees and officers.

     The Fund's Manager is a wholly-owned subsidiary of Aquila Management Corporation ("AMC"), founder of each fund in the Aquilasm Group of Funds. As of March 31, 2006, these funds had aggregate assets of approximately $4.4 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. AMC's address is the same as that of the Manager. AMC is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through two trusts and by his wife. During the fiscal year ended December 31, 2005, the Fund paid $1,262,228 in management fees.

     During the fiscal year ended  December  31, 2005,  $111,347 was paid under
Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $3,626 was retained by the Distributor. With respect to Class C Shares, during the same period, $106,790 was paid under Part II of the Plan and $35,597 was paid under the Fund's Shareholder Services Plan. Of these total payments of $142,387, the Distributor retained $29,550. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of the funds in the Aquilasm Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family and the balance by employees of Aquila Investment Management LLC.


Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Anne J. Mills, Tucker Hart Adams, Thomas A. Christopher, Gary C. Cornia, John C. Lucking and J. William Weeks. The Committee (i) selects the Fund's independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held four meetings during the Fund's last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

     During the Fund's last fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

         The Fund's policy is that all Trustees who can do so attend the Annual Meeting.

         The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held no meetings during the last fiscal year. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, New York, NY 10017. The charter of the Nominating Committee is available on the Fund's website at www.aquilafunds.com.

         Since the beginning of the Fund's most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager, Sub-Adviser or the parents or subsidiaries of either.


                                  Vote Required

         To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                   Independent Registered Public Accounting Firm
                                (Proposal No. 2)

         Tait, Weller & Baker LLP ("TWB") has been selected as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2006 by the Fund's Audit Committee. The selection has been ratified by the Board of Trustees, including a majority of the Independent Trustees.

         TWB has concentrated its accounting practice primarily in the mutual fund industry for more than 40 years and is one of the industry's largest providers. TWB was selected by the Audit Committee to perform the audit for the fiscal year ended December 31, 2005.

         KPMG LLP ("KPMG") had served as the Fund's independent registered public accounting firm for all of the Fund's fiscal years from its inception through its fiscal year ended December 31, 2004. KPMG resigned in mid-2005. KPMG's reports on the Fund's financial statements, including those for the Fund's two fiscal years ended December 31, 2003 and 2004, contained no adverse opinion or disclaimer of opinion. No reports were qualified or modified as to uncertainty, audit scope, or accounting principles. Since the Fund's inception and including the last two fiscal years and the subsequent period through the date of its resignation, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and there were no reportable events of the kinds required to be disclosed under regulations applicable to proxy statements.

         The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2005 and those of KPMG for the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2004, and fees billed for other services rendered by TWB and KPMG.

                                             2004              2005

        Audit Fees:                        $22,110            $16,000

        Audit related fees                       0                  0
                                            ------             ------
            Audit and audit related fees    22,110             16,000

        Tax fees (1)                         8,945              3,000

        All other fees                           0                  0
                                            ------             ------
            Total fees                     $31,055             19,000
                                            ------             ------

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

     Neither TWB nor KPMG performed any services during the fiscal year for the Fund's investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

         All audit and non-audit services performed by either TWB or KPMG on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee. Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

     The Audit Committee reviewed all services performed and fees charged by TWB and accepted its representation that it was independent with respect to its audit of the Fund's financial statements for the year ended December 31, 2005. The Audit Committee has reviewed all services to be performed and fees to be charged by TWB and in recommending appointment of TWB for the fiscal year ending December 31, 2006 has accepted its representation that it is independent.

         It is expected that representatives of TWB will not be present at the meeting but representatives of the firm will be available should any matter arise requiring their advice.

                                  Vote Required

         Approval requires the affirmative votes of a majority of the shares present.


                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund's 2007 annual meeting must be received by the Fund by January 10, 2007 in order to be included in the Fund's proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

         The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

         A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by March 26, 2007.


                                 Other Business

     The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Fund of Colorado

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 21, 2006

                                 PROXY STATEMENT

                            TAX-FREE FUND OF COLORADO
                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

INTERNET VOTING
www.proxyvote.com/aquila

To vote your shares by the Internet, contact the Fund at www.proxyvote.com/aquila. Follow the simple instructions at the website, using this proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

TELEPHONE VOTING
1-877-587-0761

To vote your shares by telephone, call toll free 877-587-0761. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

VOTE BY MAIL

You can vote your shares by completing and returning this proxy card. Please mark this proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.



TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Tax-Free Fund of Colorado

1. Election of Trustees Nominees:
     1) Tucker Hart Adams; 2) Thomas A. Christopher; 3) Gary C. Cornia; 4)Diana
P. Herrmann*; 5) Lyle W. Hillyard; 6) John C. Lucking; 7) Anne J. Mills;

                  * interested Trustee


              For All     Withhold All    For All Except

               [  ]          [  ]            [  ]



INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.

--------------------


[sentences below bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.


2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

  For   Against  Abstain

  [  ]    [  ]    [  ]

As to any other matter said proxies shall vote in accordance with their best judgment.




For address changes and/or comments, please check this box and write them on
the back where indicated.        _
                                [_]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

-----------------------------------------                   ----
Signature(s) (PLEASE SIGN WITHIN THE BOX)                   Date

                                               Yes     No

I plan to attend the annual meeting in Denver. [  ]   [  ]


I plan to attend the outreach meeting in           __   __
Grand Junction.                                   [__] [__]

                             Aquilasm Group of Funds
                            Tax-Free Fund of Colorado


                   Proxy for Shareholder Meeting June 21, 2006
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Fund of Colorado (the "Fund") whose signature(s)appear(s) on the reverse does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Wednesday, June 21, 2006 at the Hyatt Regency Denver Tech Center, 7800 E. Tufts Avenue, Denver, CO, at 10:00 a.m. Mountain Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Please read the proxy statement prior to voting.

Annual Meeting Attendance - You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

Address Changes/Comments:--------------------------------
---------------------------------------------------------

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND
                           DATED ON THE REVERSE SIDE.